TRIBUTARY BALANCED FUND

(the “Fund”)

Supplement dated April 1, 2026 to the Prospectus dated August 1, 2025

Mr. Kurt Spieler has retired and is no longer a portfolio manager of the Fund. Accordingly, all references in the Prospectus to Mr. Spieler are hereby deleted and the Prospectus is hereby supplemented as follows:

1.	The first two paragraphs in the section entitled “Principal Investment Strategies” for the Tributary Balanced Fund, beginning on page 15 of the Prospectus, will be deleted in its entirety and replaced with the following:

The Fund’s Adviser will allocate its assets among stocks, fixed income securities, and cash equivalents. The Fund will normally invest 25% to 75% of its assets in stocks and convertible securities and at least 25% of its total assets in fixed income securities. The Fund may also invest in preferred stocks and warrants. The Fund may invest in securities issued by companies with large, medium, or small capitalizations. The fixed income securities in which the Fund may invest include corporate bonds, foreign or Yankee bonds, municipal bonds, obligations issued or guaranteed by the U.S. government (or it agencies or instrumentalities), convertible securities, certain restricted securities, and in fixed income securities with variable or floating interest rates. The Fund may also enter into repurchase agreements.

With respect to the equity portion of the Fund, the Adviser intends to target companies with above average sales and earnings growth characteristics and below average valuations with a focus on investing in companies that have an improving profit outlook. The Adviser employs strategies to control the risks of the Fund’s equity holdings, including diversifying stockholdings across the major economic sectors and individual companies.

2.	The sub-section entitled “Portfolio Manager” in the section entitled “Management” on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager:

Ronald Horner, Managing Director, FNA Institutional Fixed Income, has managed the Fund since October 2014.

Travis Nordstrom, CFA, Senior Director, FNA Institutional Fixed Income, has managed the Fund since August 2025.

Nick Nevole, CFA, Portfolio Manager, has managed the Fund since April 2026.

Messrs. Horner, Nordstrom, and Nevole are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Horner and Nordstrom are primarily responsible for the Fund’s fixed income allocations; Mr. Nevole is primarily responsible for the Fund’s equity allocations and for asset allocation among the Fund’s fixed income and equity strategies.

3.	The first two paragraph in the section entitled “Principal Investment Strategies” for the Tributary Balanced Fund, on page 39 of the Prospectus, will be deleted in its entirety and replaced with the following:

Tributary Capital Management, Inc. (“Tributary” or the “Adviser”) will allocate the Balanced Fund’s assets (defined as net assets plus borrowings for investment purposes) among stocks, fixed income securities, and cash equivalents. The Balanced Fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities. The Balanced Fund may also invest in preferred stocks and warrants and may invest in securities issued by companies with large, medium, or small capitalizations.

Equities: With respect to the equity portion of the Balanced Fund, the Adviser targets companies with above average sales and earnings growth characteristics and below average valuations with a focus on investing in companies that have an improving profit outlook. The Adviser employs strategies to control the risks of the Balanced Fund’s equity holdings, including diversifying stockholdings across the major economic sectors and individual companies. Typically, a security is sold when the deterioration in fundamentals invalidates the Adviser’s investment thesis for the security; when valuations exceed the fair valuation of the security or when a more attractive investment alternative is identified

4.	The sub-section entitled “Balanced Fund (sub-advised by FNA)” in the section entitled “Portfolio Managers,” beginning on page 55 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

Balanced Fund (Fixed Income portion sub-advised by FNA)

●	Ronald Horner, Managing Director, FNA Institutional Fixed Income. Ron joined FNA’s predecessor FNBO in March 2006 as Head of Fixed Income. In this capacity, Ron provides leadership and oversight for all of FNA’s fixed income investment mandates including those managed by the Sub-Adviser. Ron’s 30-year career in investment management includes 18 years with Commercial Federal Bank serving as an Investment Portfolio Manager and Secondary Mortgage Marketing Manager. He received his B.S. from Creighton University and Masters of Business Administration from the University of Nebraska at Omaha.
●	Travis Nordstrom, CFA, Senior Director, FNA Institutional Fixed Income. Travis joined FNA’s predecessor FNBO in June 1999 and is currently lead portfolio manager for all of FNA’s actively managed fixed income portfolios including those managed by the Sub-Adviser. He began his career in the industry over 25 years ago at Commerzbank AG, in Frankfurt, Germany, where he also studied financial economics on a Fulbright Scholarship. Travis received his B.S. in Economics from Nebraska Wesleyan University and M.S. in Economics from the University of Nebraska at Omaha. Travis has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and past President of the CFA Society of Nebraska.
●	Nick Nevole, CFA, Portfolio Manager. Nick is a Portfolio Manager for Tributary and is responsible for covering the financials, real estate and utilities sectors. He joined Tributary Capital Management in 2011. Prior to joining the firm, Nick worked for two years for Tributary’s parent company as a senior credit analyst and two years for Tributary’s predecessor as an equity analyst intern. He obtained a Bachelor of Science in Business Administration with a major in finance from the University of Nebraska at Omaha. Nick earned his CFA designation in 2013. He has served as president of the CFA Society of Nebraska and is a member of the CFA Institute.

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For more information, please contact a Fund customer service representative toll free at

(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.

TRIBUTARY BALANCED FUND

(the “Fund”)

Supplement dated April 1, 2026 to the Statement of Additional Information (“SAI”) dated August 1, 2025, as supplemented

Mr. Kurt Spieler has retired and is no longer a portfolio manager of the Fund. Accordingly, all references in the Prospectus to Mr. Spieler are hereby deleted and the SAI is hereby supplemented as follows:

1.	The section entitled “Portfolio Managers” beginning on page 34 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Ron Horner and Travis Nordstrom of FNA share responsibility for managing the Short-Intermediate Bond Fund, the Income Fund and the Nebraska Tax-Free Fund; Ron Horner and Travis Nordstrom of FNA and Nick Nevole of Tributary are responsible for managing the Balanced Fund; Mark Wynegar and Donald Radtke of Tributary have responsibility of managing the Small/Mid-Cap Fund; and Mark Wynegar and Michael Johnson of Tributary are responsible for managing the Small Company Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. The following table provides certain information, as of December 31, 2025, regarding these other accounts.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ronald Horner
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	37	$1.15B	0	0

Travis Nordstrom
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	37	$1.15B	0	0

Nick Nevole
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	11	$621M	0	0

Mark Wynegar
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	853	$1.51B	0	0

Donald Radtke
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	66	$191M	0	0

Michael Johnson
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	682	$1.15B	0	0

Conflicts of Interests. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Company does not believe that any material conflicts are likely to arise out of these portfolio managers’ oversight of the other accounts. Those accounts are generally managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner. In addition, the Advisers have policies and procedures, enforced by the Advisers’ respective compliance departments, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Advisers’ Code of Ethics address potential conflicts of interest and prohibit certain securities transactions or requires “access persons” to obtain pre-clearance before acquiring beneficial ownership of Fund portfolio securities.

Compensation—Tributary. Each Tributary portfolio manager receives a fixed salary from Tributary based upon experience and prevailing compensation levels in the market. Participation in Tributary’s defined contribution (401(k)) plan is voluntary, however, portfolio managers receive an annual contribution by Tributary. Each Tributary portfolio manager is eligible to receive a bonus from Tributary. Performance bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon performance of the strategy relative to the Fund’s benchmark and institutional peer group over 1, 3, and 5 year time periods. In addition, to create an ownership mentality, portfolio managers and all investment professionals at Tributary participate in revenue sharing, whereas a portion of revenue is paid to team members annually.

Compensation—FNA. Each FNA portfolio manager receives a fixed salary from FNA based upon experience and prevailing compensation levels in the market. Participation in FNA’s defined contribution (401(k)) plan is voluntary. Each FNA portfolio manager is eligible to receive a bonus from FNA. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund quarterly composite performance relative to that Fund’s benchmark and peer group.

Ownership of Fund Shares. The table below shows, as of December 31, 2025, the dollar range of Shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager, in one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001- $100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Portfolio manager	funds managed by portfolio manager	dollar range
Ronald Horner	Short-Intermediate Bond Fund Income Fund Balanced Fund Nebraska Tax-Free Fund	$100,001-$500,000 $10,001-$50,000 None None
Travis Nordstrom	Short-Intermediate Bond Fund Income Fund Balanced Fund Nebraska Tax-Free Fund	$10,001 - $50,000 None $1-$10,000 $1-$10,000
Nick Nevole	Balanced Fund	None
Mark Wynegar	Small/Mid-Cap Fund Small Company Fund	$500,001-$1,000,000 $100,001-$500,000
Donald Radtke	Small/Mid-Cap Fund	$100,001-$500,000
Michael Johnson	Small Company Fund	$500,001-$1,000,000

*  *  *

For more information, please contact a Fund customer service representative toll free at

(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE.